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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 3, 2000


                          SubMicron Systems Corporation
                          -----------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                        0-19507               13-3607944
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(State or other jurisdiction          (Commission          (I.R.S. Employer
     of incorporation)                File Number)        Identification No.)



6330 Hedgewood Drive, #150  Allentown, Pennsylvania              18106
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(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (610) 391-9200





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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.


                  As previously reported in the Current Reports on Form 8-K dated September 1, 1999 and October 15, 1999, SubMicron Systems Corporation (the "Company") filed its voluntary Petition under Chapter 11 of the Federal Bankruptcy Code on September 1, 1999 and consummated the sale of substantially all of its assets pursuant to Bankruptcy Court Order in October 1999. On May 3, 2000, the United States District Court for the District of Delaware confirmed the Company's Liquidating Chapter 11 Plan (the "Plan"). The effective date of the Plan is May 16, 2000, at which time all remaining assets will be transferred to a Plan Administrator to be designated by the Official Committee of Unsecured Creditors. In accordance with the Plan, all shares of the Company's stock will be cancelled on the effective date.

                  A copy of the Confirmation Order is attached to this Current Report on Form 8-K as Exhibit 99.1. A copy of the press release dated May 4, 2000 relating to the confirmation of the Plan by the Court is attached to this Current Report on Form 8-K as Exhibit 99.2.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


          (c) Exhibits

                  99.1 Order Confirming Debtors' First Amended Plan of Liquidation, as modified, entered by the Court on May 3, 2000.

                  99.2 Press Release of SubMicron Systems Corporation dated May 4, 2000.



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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  May 4, 2000                         SUBMICRON SYSTEMS CORPORATION




                                            By: /s/ Robert P. Tetu
                                               --------------------------------
                                                Name: Robert P. Tetu
                                                Title: Chief Operating Officer